                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                            313,411.72
           Available Funds:
                     Contract Payments due and received in this period                                                 2,214,537.87
                     Contract Payments due in prior period(s) and received in this period                                181,609.17
                     Contract Payments received in this period for next period                                            37,001.59
                     Sales, Use and Property Tax payments received                                                       138,604.50
                     Prepayment Amounts related to early termination in this period                                      593,121.21
                     Servicer Advance                                                                                    250,273.04
                     Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
                     Transfer from Reserve Account                                                                         3,065.03
                     Interest earned on Collection Account                                                                 2,687.26
                     Interest earned on Affiliated Account                                                                   418.59
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                     Agreement Section 5.03                                                                                    0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                     (Substituted contract < Predecessor contract)                                                             0.00
                     Amounts paid under insurance policies                                                                     0.00
                     Maintenance, Late Charges and any other amounts                                                           0.00

                                                                                                                    ----------------
           Total Available Funds                                                                                       3,734,729.98
           Less: Amounts to be Retained in Collection Account                                                            243,120.49
                                                                                                                    ----------------
           AMOUNT TO BE DISTRIBUTED                                                                                    3,491,609.49
                                                                                                                    ================

           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                                                 0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                   181,609.17
                     3.     To Noteholders (For Servicer Report immediately following the Final Additional
                            Closing Date)
                                   a) Class A1 Principal and Interest                                                          0.00
                                   a) Class A2 Principal (distributed after A1 Note matures) and Interest              2,562,323.63
                                   a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest         182,832.00
                                   b) Class B Principal and Interest                                                      62,921.71
                                   c) Class C Principal and Interest                                                      71,237.07
                                   d) Class D Principal and Interest                                                      72,276.82
                                   e) Class E Principal and Interest                                                      74,346.14

                     4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                            0.00
                     5.     To Issuer - Residual Principal and Interest and Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)         10,997.98
                                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)       107,906.14
                                   c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                                      in effect)                                                                           3,065.03
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                            Amounts                                                                                      141,710.35
                     7.     To Servicer, Servicing Fee and other Servicing Compensations                                  20,383.45
                                                                                                                    ----------------
           TOTAL FUNDS DISTRIBUTED                                                                                     3,491,609.49
                                                                                                                    ================

                                                                                                                    ----------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
           (if any)}                                                                                                     243,120.49
                                                                                                                    ================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,182,541.24
            - Add Investment Earnings                                                                                      3,065.03
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
            - Less Distribution to Certificate Account                                                                     3,065.03
                                                                                                                    ----------------
End of period balance                                                                                                 $2,182,541.24
                                                                                                                    ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,182,541.24
                                                                                                                    ================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                                                                   41,134,741.06
                          Pool B                                                                    6,426,273.88
                                                                                             --------------------
                                                                                                                      47,561,014.94

Class A Overdue Interest, if any                                                                            0.00
Class A Monthly Interest - Pool A                                                                     196,627.63
Class A Monthly Interest - Pool B                                                                      30,718.14

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  2,041,690.14
Class A Monthly Principal - Pool B                                                                    476,119.72
                                                                                             --------------------
                                                                                                                       2,517,809.86
Ending Principal Balance of the Class A Notes
                          Pool A                                                                   39,093,050.92
                          Pool B                                                                    5,950,154.16
                                                                                             --------------------   ----------------
                                                                                                                      45,043,205.08
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
Original Face $190,972,000     Original Face $190,972,000    Balance Factor
$                1.190467      $              13.184183            23.586288%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                                                          0.00
                          Class A2                                                                  9,471,014.94
                          Class A3                                                                 38,090,000.00
                                                                                             --------------------
                                                                                                                      47,561,014.94
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                                                 0.00
                          Class A2                                                                     44,513.77
                          Class A3                                                                    182,832.00

Class A Monthly Principal
                          Class A1                                                                          0.00
                          Class A2                                                                  2,517,809.86
                          Class A3                                                                          0.00
                                                                                             --------------------
                                                                                                                       2,517,809.86
Ending Principal Balance of the Class A Notes
                          Class A1                                                                          0.00
                          Class A2                                                                  6,953,205.08
                          Class A3                                                                 38,090,000.00
                                                                                             --------------------   ----------------
                                                                                                                      45,043,205.08
                                                                                                                    ================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                                      940,167.72
                                          Pool B                                                      146,866.91
                                                                                             --------------------
                                                                                                                       1,087,034.63

           Class B Overdue Interest, if any                                                                 0.00
           Class B Monthly Interest - Pool A                                                            4,646.00
           Class B Monthly Interest - Pool B                                                              725.77
           Class B Overdue Principal, if any                                                                0.00
           Class B Monthly Principal - Pool A                                                          46,667.20
           Class B Monthly Principal - Pool B                                                          10,882.74
                                                                                             --------------------
                                                                                                                          57,549.94
           Ending Principal Balance of the Class B Notes
                                          Pool A                                                      893,500.52
                                          Pool B                                                      135,984.17
                                                                                             --------------------   ----------------
                                                                                                                       1,029,484.69
                                                                                                                    ================

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $4,365,000      Original Face $4,365,000     Balance Factor
$            1.230646         $             13.184408          23.584987%
-----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                          Pool A                                                    1,057,932.70
                                          Pool B                                                      165,311.25
                                                                                             --------------------
                                                                                                                       1,223,243.95

           Class C Overdue Interest, if any                                                                 0.00
           Class C Monthly Interest - Pool A                                                            5,615.86
           Class C Monthly Interest - Pool B                                                              877.53
           Class C Overdue Principal, if any                                                                0.00
           Class C Monthly Principal - Pool A                                                          52,500.60
           Class C Monthly Principal - Pool B                                                          12,243.08
                                                                                             --------------------
                                                                                                                          64,743.68
           Ending Principal Balance of the Class C Notes
                                          Pool A                                                    1,005,432.10
                                          Pool B                                                      153,068.17
                                                                                             --------------------   ----------------
                                                                                                                       1,158,500.27
                                                                                                                    ================

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $4,910,955      Original Face $4,910,955     Balance Factor
$            1.322226         $             13.183521          23.590122%
-----------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                                    1,057,932.70
                                          Pool B                                                      165,311.25
                                                                                             --------------------
                                                                                                                       1,223,243.95

           Class D Overdue Interest, if any                                                                 0.00
           Class D Monthly Interest - Pool A                                                            6,515.10
           Class D Monthly Interest - Pool B                                                            1,018.04
           Class D Overdue Principal, if any                                                                0.00
           Class D Monthly Principal - Pool A                                                          52,500.60
           Class D Monthly Principal - Pool B                                                          12,243.08
                                                                                             --------------------
                                                                                                                          64,743.68
           Ending Principal Balance of the Class D Notes
                                          Pool A                                                    1,005,432.10
                                          Pool B                                                      153,068.17
                                                                                             --------------------   ----------------
                                                                                                                       1,158,500.27
                                                                                                                    ================

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $4,910,955      Original Face $4,910,955     Balance Factor
$            1.533966         $             13.183521          23.590122%
-----------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A                                                    1,057,932.70
                                          Pool B                                                      165,311.25
                                                                                             --------------------
                                                                                                                       1,223,243.95

           Class E Overdue Interest, if any                                                                 0.00
           Class E Monthly Interest - Pool A                                                            8,304.77
           Class E Monthly Interest - Pool B                                                            1,297.69
           Class E Overdue Principal, if any                                                                0.00
           Class E Monthly Principal - Pool A                                                          52,500.60
           Class E Monthly Principal - Pool B                                                          12,243.08
                                                                                             --------------------
                                                                                                                          64,743.68
           Ending Principal Balance of the Class E Notes
                                          Pool A                                                    1,005,432.10
                                          Pool B                                                      153,068.17
                                                                                             --------------------   ----------------
                                                                                                                       1,158,500.27
                                                                                                                    ================

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $4,910,955      Original Face $4,910,955     Balance Factor
$            1.955314         $             13.183521          23.590122%
-----------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                     Pool A                                                         1,762,728.33
                                     Pool B                                                           275,345.14
                                                                                             --------------------
                                                                                                                       2,038,073.47

           Residual Interest - Pool A                                                                   9,499.83
           Residual Interest - Pool B                                                                   1,498.15
           Residual Principal - Pool A                                                                 87,501.01
           Residual Principal - Pool B                                                                 20,405.13
                                                                                             --------------------
                                                                                                                         107,906.14
           Ending Residual Principal Balance
                                     Pool A                                                         1,675,227.32
                                     Pool B                                                           254,940.01
                                                                                             --------------------   ----------------
                                                                                                                       1,930,167.33
                                                                                                                    ================

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                              20,383.45
            - Servicer Advances reimbursement                                                                            181,609.17
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                            141,710.35
                                                                                                                    ----------------
           Total amounts due to Servicer                                                                                 343,702.97
                                                                                                                    ================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
              at the beginning of the related Collection Period                                                       47,011,435.35

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                                0.00

           Decline in Aggregate Discounted Contract Balance                                                            2,333,360.16

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         ----------------
              ending of the related Collection Period                                                                 44,678,075.19
                                                                                                                    ================

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments and Servicer Advances                       1,878,211.18

               - Principal portion of Prepayment Amounts                                              455,148.98

               - Principal portion of Contracts repurchased under Indenture Agreement
                      Section 4.02                                                                          0.00

               - Aggregate Discounted Contract Balance of Contracts that have become
                      Defaulted Contracts during the Collection Period                                      0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added
                      during Collection Period                                                              0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                              0.00

                                                                                             --------------------
                                Total Decline in Aggregate Discounted Contract Balance              2,333,360.16
                                                                                             ====================

POOL B
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                               7,344,419.44

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                                0.00

           Decline in Aggregate Discounted Contract Balance                                                              544,136.82

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         ----------------
              ending of the related Collection Period                                                                  6,800,282.62
                                                                                                                    ================

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments and Servicer Advances                         409,287.38

               - Principal portion of Prepayment Amounts                                              134,849.44

               - Principal portion of Contracts repurchased under Indenture Agreement
                      Section 4.02                                                                          0.00

               - Aggregate Discounted Contract Balance of Contracts that have become
                      Defaulted Contracts during the Collection Period                                      0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added
                      during Collection Period                                                              0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                              0.00

                                                                                             --------------------
                                Total Decline in Aggregate Discounted Contract Balance                544,136.82
                                                                                             ====================

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     51,478,357.81
                                                                                                                    ================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                               Predecessor
                                                                            Discounted           Predecessor       Discounted
              Lease #               Lessee Name                             Present Value        Lease #           Present Value
              -----------------------------------------------------         -----------------    --------------    -----------------
              3330-003              OPEN MRI TEXAS VENTURES, LLC                 $784,197.29      835-503               $438,611.25
              3309-001              OPEN MRI ILLINOIS VENTURES, LLC            $1,004,239.10      869-501               $433,977.38
                                    CASH                                          $69,086.19      878-501               $455,634.75
                                                                                                  878-502               $455,364.75
                                                                                                  1505-005               $73,664.45

                                                                            -----------------                      ----------------
                                                            Totals:            $1,857,522.58                         $1,857,252.58

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
                 CONTRACTS                                                                                           $1,857,252.58
              b) ADCB OF POOL A AT CLOSING DATE                                                                    $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                         YES               NO     X
                                                                                                 ----------        --------

              POOL B                                                                                               Predecessor
                                                                            Discounted           Predecessor       Discounted
              Lease #               Lessee Name                             Present Value        Lease #           Present Value
              -----------------------------------------------------         -----------------    --------------    -----------------
                                    NONE

                                                                            -----------------                      ----------------
                                                            Totals:                    $0.00                                 $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
                 CONTRACTS                                                                                                   $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                     $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
                 UNLESS RATING AGENCY APPROVES)                                                                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
              (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
              BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO     X
                                                                                                 ----------        --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                              Predecessor
                                                                            Discounted           Predecessor       Discounted
              Lease #          Lessee Name                                  Present Value        Lease #           Present Value
              -----------------------------------------------------         -----------------    --------------    -----------------
              1097-507         ADVANCED HEALTHCARE RESOURCES                     $159,644.40      1778-001               $48,984.23
              1238-501         WILLIAM F SKINNER, M.D.                           $174,282.67      1777-001              $325,671.26
              1505-005         NYDIC MEDICAL VENTURES VII, LLC                   $171,682.66      1855-001              $153,223.12
              2488-001         HYDRO-TOUCH INC.                                  $110,973.88      1949-001               $94,307.11
                               CASH                                                $5,602.11

                                                                            -----------------                      ----------------
                                                            Totals:              $622,185.72                           $622,185.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
                 CONTRACTS                                                                                              622,185.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                    $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO     X
                                                                                                 ----------        --------

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                        Predecessor
                                                                            Discounted           Predecessor       Discounted
              Lease #          Lessee Name                                  Present Value        Lease #           Present Value
              -----------------------------------------------------         -----------------    --------------    -----------------
                               None

                                                                            -----------------                      ----------------
                                                            Totals:                    $0.00                                 $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
                 SUBSTITUTED                                                           $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                     $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
              (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR
              A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO     X
                                                                                                 ----------        --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.                          AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
              This Month                                    566,022.55       This Month                          51,478,357.81
              1 Month Prior                                 615,201.20       1 Month Prior                       54,355,854.79
              2 Months Prior                                 13,186.58       2 Months Prior                      56,735,533.44

              Total                                       1,194,410.33       Total                              162,569,746.04

              a) 3 MONTH AVERAGE                            398,136.78       b) 3 MONTH AVERAGE                  54,189,915.35

              c) a/b                                             0.73%

2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                            Yes                No          X
                                                                                                ---------------       -------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                         Yes                No          X
                                                                                                ---------------       -------------
              B. An Indenture Event of Default has occurred and is then continuing?         Yes                No          X
                                                                                                ---------------       -------------

4.            Has a Servicer Event of Default occurred?                                     Yes                No          X
                                                                                                ---------------       -------------

5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                              Yes                No          X
                                                                                                ---------------       -------------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                      Yes                No          X
                                                                                                ---------------       -------------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?       Yes                No          X
                                                                                                ---------------       -------------

6.            Aggregate Discounted Contract Balance at Closing Date                     Balance $  218,254,123.54
                                                                                                -----------------

              DELINQUENT LEASE SUMMARY

                     Days Past Due            Current Pool Balance                    # Leases
                     -------------            --------------------                    --------
                           31 - 60                      146,867.55                          29
                           61 - 90                        8,704.48                           5
                          91 - 180                      566,022.55                          12

              Approved By:
              Mathew E. Goldenberg
              Vice President
              Structured Finance and Securitization